UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CHURCHILL CAPITAL CORP VII

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CorpAcq Schedules Business Update Call

Call scheduled for 11am ET on Monday, July 29, 2024

ALTRINCHAM, England and NEW YORK, July 29, 2024 – CorpAcq Holdings Limited (“CorpAcq”), a corporate compounder with a proven track record of acquiring and supporting founder-led businesses, and Churchill Capital Corp VII (“Churchill VII”) today announced that CorpAcq will host a webcast and conference call to provide a business update at 11 AM ET on Monday, July 29, 2024. As announced on August 1, 2023, Churchill entered into a definitive agreement for a business combination with CorpAcq (the “Business Combination”).

A live webcast of the call will also be available on CorpAcq’s website at http://www.corpacq.com/investors, or by clicking here. Please log in approximately 5-10 minutes prior to the scheduled start time.

Participants may also access the call by dialing (877) 407-0784 for domestic callers or (201) 689-8560 for international callers.

A replay of the call will be available for two weeks by dialing (844) 512-2921 for domestic callers or (412) 317-6671 for international callers and using Conference ID: 13748209. The archived webcast will be available in the Investor Relations section of CorpAcq’s website.

About CorpAcq Holdings Limited

CorpAcq is a corporate compounder founded in 2006 with deep commercial experience and a diversified portfolio of 43 companies (as of May 1, 2024) across multiple large industries. CorpAcq has a track record of unlocking business potential and long-term growth for small and medium-sized enterprises through its established M&A playbook and decentralized operational approach. CorpAcq's executive team develops close relationships with their subsidiaries' management to support them with financial and strategic expertise while allowing them to retain independence to continue to operate their businesses successfully. CorpAcq is headquartered in the United Kingdom. The information included on, or accessible through, CorpAcq’s website is not incorporated by reference into this communication.

About Churchill Capital Corp VII

Churchill Capital Corp VII was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Additional Information and Where to Find It

This communication does not contain all the information that should be considered concerning the Business Combination and the other transactions contemplated thereby (the "Transactions") and is not intended to form the basis of any investment decision or any other decision in respect of the Transactions.

The post-effective amendment to the Registration Statement on Form F-4 filed by CorpAcq Group Plc in respect of the Business Combination (the "Post-Effective Amendment") was made effective by the U.S. Securities and Exchange Commission (the "SEC") on June 20, 2024 and includes the proxy statement/prospectus (the “Proxy Statement”) which was made available to Churchill VII’s stockholders and public warrant holders in connection with Churchill VII’s solicitation for proxies for the vote by Churchill VII’s stockholders and public warrant holders in connection with the Transactions and other matters described in the Post-Effective Amendment, as well as the prospectus relating to the offer and sale of securities to be issued by CorpAcq Group Plc to Churchill VII’s stockholders and public warrant holders in connection with the completion of the Transactions.

Before making any voting or other investment decisions, Churchill VII’s stockholders and public warrant holders and other interested persons are advised to read the Post-Effective Amendment and the Proxy Statement, in connection with Churchill VII’s solicitation of proxies for its Stockholder Special Meeting and its Warrant Holder Meeting, as well as other documents filed with the SEC by Churchill VII or CorpAcq Group Plc in connection with the Transactions and any amendments thereto, as these documents contain important information about CorpAcq, CorpAcq Group Plc, Churchill VII and the Transactions.

Churchill VII first mailed the Proxy Statement and other relevant documents to its stockholders and public warrant holders as of the Record Date on or about June 20, 2024. Stockholders and public warrant holders may also obtain a copy of the Post-Effective Amendment and the Proxy Statement, as well as other documents filed by Churchill VII or CorpAcq Group Plc with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Churchill Capital Corp VII at 640 Fifth Avenue, 12th Floor, New York, NY 10019.

Forward-Looking Statements

This communication includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan, " "project, " "forecast, " "intend, " "will, " "expect, " "anticipate, " "believe, " "seek, " "target, " "continue," "could, " "may," "might," "possible," "potential," "predict" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Churchill VII and CorpAcq have based the forward-looking statements on its current expectations about future performance, timing and events. The forward-looking statements in this communication include, but are not limited to, statements regarding estimates and forecasts of financial and operational metrics and the anticipated timing for the Business Combination to close. The forward-looking statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of CorpAcq’s and Churchill VII’s respective management teams and are not predictions of actual timing and/or performance. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved. The forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may materially differ from assumptions. Many actual events and circumstances are beyond the control of Churchill VII and CorpAcq. The forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about Churchill VII and CorpAcq that may cause the timing and/or performance indicated in this communication to be materially different from any actual future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include changes in domestic and foreign business changes in the competitive environment in which CorpAcq operates; CorpAcq’s ability to manage its growth prospects, meet its operational and financial targets, and execute its strategy; the impact of any economic disruptions, decreased market demand and other macroeconomic factors, including the effect of a global pandemic, to CorpAcq’s business, projected results of operations, financial performance or other financial metrics; CorpAcq’s reliance on its senior management team and key employees; risks related to liquidity, capital resources and capital expenditures; failure to comply with applicable laws and regulations or changes in the regulatory environment in which CorpAcq operates; the outcome of any potential litigation, government and regulatory proceedings, investigations, actions (including any potential U.S. or U.K. government shutdowns) and inquiries that Churchill VII or CorpAcq may face; assumptions or analyses used for CorpAcq’s forecasts proving to be incorrect and causing its actual operating and financial results to be significantly below its forecasts; CorpAcq failing to maintain its current level of acquisitions or an acquisition not occurring as planned and negatively affecting operating results; the inability of the parties to successfully or timely consummate the Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect CorpAcq Group Plc, which will be the combined company after the Transactions, or the expected benefits of the Transactions or that the approval of the stockholders of Churchill VII is not obtained; the risk that stockholders of Churchill VII could elect to have their shares redeemed by Churchill VII, leading to either Churchill VII failing to satisfy continued listing requirements for Nasdaq Global Market or Churchill VII having insufficient cash to complete the Transactions; the outcome of any legal proceedings that may be instituted against CorpAcq or Churchill VII; changes in applicable laws or regulations; the ability of Churchill VII or CorpAcq Group Plc to issue equity or equity linked securities in connection with the Transactions or in the future; the impact of certain geopolitical events, including wars in Ukraine and the surrounding region and the Middle East; the impact of a current or future pandemic on CorpAcq, CCVII, or CorpAcq Group's projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; those factors discussed in under the heading "Risk Factors" in the Post-Effective Amendment, as may be further amended from time to time, and other documents filed, or to be filed, with the SEC by Churchill VII or CorpAcq Group Plc. If any of these risks materialize or CorpAcq’s, CorpAcq Group Plc’s or Churchill VII’s assumptions prove incorrect, actual timing and/or performance could differ materially from the timing and/or performance implied by the forward-looking statements. There may be additional risks that CorpAcq, CorpAcq Group Plc nor Churchill VII presently know or that CorpAcq, CorpAcq Group Plc and Churchill VII currently believe are immaterial that could also cause actual timing and/or performance to differ materially from those contained in the forward-looking statements. In addition, the forward-looking statements reflect CorpAcq’s, CorpAcq Group Plc’s and Churchill VII’s expectations and views as of the date of this communication. CorpAcq, CorpAcq Group Plc’s and Churchill VII anticipate that subsequent events and developments will cause CorpAcq’s, CorpAcq Group Plc’s and Churchill VII’s assessments to change. However, while CorpAcq, CorpAcq Group Plc and Churchill VII may elect to update these forward-looking statements at some point in the future, CorpAcq, CorpAcq Group Plc and Churchill VII specifically disclaim any obligation to do so. The forward-looking statements should not be relied upon as representing CorpAcq, CorpAcq Group Plc and Churchill VII’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. An investment in CorpAcq, CorpAcq Group Plc or Churchill VII is not an investment in any of CorpAcq’s, CorpAcq Group Plc’s or Churchill VII’s founders’ or sponsors’ past investments or companies or any funds affiliated with any of the foregoing.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a proxy statement or solicitation of a proxy, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

CorpAcq, CorpAcq Group Plc, Churchill VII, Churchill Sponsor VII LLC and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Churchill VII’s stockholders and public warrant holders with respect to the Transactions. A list of the names of Churchill VII’s directors and executive officers and a description of their interests in Churchill VII is set forth in certain filings with the SEC, including (but not limited to) the following: (1) the Definitive Proxy Statement (and specifically, the following sections: "Risk Factors-Risks Related to Churchill and the Business Combination"; "Information Related to Churchill-Management, Directors and Executive Officers"; "The Business Combination-Interests of Certain Persons in the Business Combination; Interests of the Churchill Initial Stockholders and Churchill’s Directors and Officers"; "Beneficial Ownership of Churchill Securities" and "Certain Relationships and Related Person Transactions-Churchill Relationships and Related Person Transactions"), (2) the Form 10-K filed by Churchill VII with the SEC on April 1, 2024 (and specifically, the following sections: "Item 1A. Risk Factors"; "Item 10. Directors, Executive Officers and Corporate Governance"; "Item 11. Executive Compensation"; "Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters"; "Item 13. Certain Relationships and Related Transactions, and Director Independence" and "Item 15. Exhibits and Financial Statement Schedules-Note 5. Related Party Transactions"), (3) the Form 10-Qs filed by Churchill VII with the SEC on May 10, 2023, August 9, 2023, November 9, 2023 and May 3, 2024 (and specifically, the discussion under "Item 1. Financial Statements-Note 5. Related Party Transactions" section in each such Form 10-Qs, respectively), (4) the Form 8-K filed by Churchill VII with the SEC on August 7, 2023 (and specifically, the disclosure under "Item 1.01 Entry Into a Material Definitive Agreement-Amended and Restated Sponsor Agreement"), (5) the Form 8-K filed by Churchill VII with the SEC on December 26, 2023 (and specifically, the disclosure under "Item 1.01 Entry Into a Material Definitive Agreement-Consent and Merger Agreement Amendment"), (6) the SCHEDULE 14A filed by Churchill VII with the SEC on January 22, 2024 (and specifically, the following sections: "The Business Combination-Interests of Certain Persons in the Business Combination" and "Beneficial Ownership of Churchill Securities"), and (7) other documents that may be filed with the SEC from time to time in connection with the Transactions, each of which are available free of charge at the SEC’s website located at www.sec.gov, or by directing a written request to Churchill Capital Corp VII at 640 Fifth Avenue, 12th Floor, New York, NY 10019.

Investor Relations Contact:

Email: CorpAcqIR@icrinc.com

Media Relations Contact:

Michael Landau

Gladstone Place Partners

(212) 230-5930